EXHIBIT 10.70

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT, hereinafter referred to as this “Amendment”, dated as of September 30, 2011, is made and entered into by and among WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust (the “Borrower”), and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent for the Lenders (as defined below) (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Agent and certain financial institutions party thereto (the “Lenders”) have entered into an Amended and Restated Credit Agreement dated as of September 30, 2011 (the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Credit Agreement and the other Loan Documents be amended in certain respects, and the Agent has approved such request;

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the Borrower, the Guarantors and the Agent do hereby agree as follows:

Section 1.        Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings when used herein unless otherwise defined herein.

Section 2.        The Borrower has requested that a correction be made to the definition of Guarantor to replace Weingarten Golden State, Inc. with WRI Golden State, LLC, a Delaware limited liability company.

Section 3.        Exhibit C-1 of the Credit Agreement is hereby amended to be in the form of Exhibit A attached hereto and hereby made a part hereof.

Section 4.        The Borrower represents and warrants that the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Borrower hereby certifies that no event has occurred and is continuing which constitutes an Event of Default under the Credit Agreement or which upon the giving of notice or the lapse of time or both would constitute such an Event of Default.

Section 5.        Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

Section 6.        The term “Credit Agreement” as used in the Credit Agreement, the other Loan Documents or any other instrument, document or writing furnished to the Agent or the Lenders by the Borrower shall mean the Credit Agreement as hereby amended.

Section 7.        This Amendment (a) shall be binding upon the Borrower, the Agent and the Lenders, and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement); (b) may be modified or amended only in accordance with the Credit Agreement; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

Section 8.        THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first set forth herein.

WEINGARTEN REALTY INVESTORS

By:	/s/ Stephen C. Richter
Name:	Stephen C. Richter
Title:	Executive Vice President and Chief Financial Officer

Signature page to Amendment Agreement with Weingarten Realty Investors

JPMORGAN CHASE BANK, N.A.
as Agent

By: /s/ Kristin Burton
Name: Kristin Burton
Title: Officer

EXHIBIT A

EXHIBIT C-1

LIST OF GUARANTORS

Brookwood Square Holdings, LLC, a Delaware limited liability company

Decatur 215, LLC, a Delaware limited liability company

Parliament Square Center, Inc., a Texas corporation

Rancho San Marcos Holdings, LLC, a Delaware limited liability company

Weingarten/Investments, Inc., a Texas corporation

Weingarten/Lufkin, Inc., a Texas corporation

Weingarten Nostat, Inc., a Texas corporation

Weingarten Realty Management Company, a Texas corporation

Wirt Road Realty, LLC, a Texas limited liability company

WNI/Tennessee Holdings, Inc., a Delaware corporation

WNI/Tennessee, L.P., a Delaware limited partnership

WRI/7080 Express Lane, Inc., a Texas corporation

WRI/Atlanta Park-3658, LP, a Delaware limited partnership

WRI Golden State, LLC, a Delaware limited liability company

WRI/Louisiana Holdings, Inc., a Delaware corporation

WRI/Pitman Corners, Inc., a Texas corporation

WRI/Post Oak, Inc., a Texas corporation

WRI Ridgeway, LLC, a Delaware limited liability company

WRI Strom, LP, a Delaware limited partnership

WRI/TEXLA, LLC, a Louisiana limited liability company

WRI Uintah Holdings, LLC, a Delaware limited liability company

WRI Westgate Industrial Holdings, LLC, a Texas limited liability company